BLACKROCK NATURAL RESOURCES TRUST

(the “Fund”)

Supplement dated February 15, 2017 to

the Statement of Additional Information (“SAI”), dated November 28, 2016

On February 14, 2017, Robert M. Shearer, CFA announced his plans to retire from BlackRock, Inc. Effective March 31, 2017, Robert M. Shearer, CFA will no longer serve as a portfolio manager of the Fund, and Alastair Bishop, Thomas Holl and Skye Macpherson will become portfolio managers of the Fund.

In addition, on February 14, 2017, the Board of Trustees of the Fund approved the appointment of BlackRock International Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as a sub-adviser of the Fund is effective March 31, 2017.

Effective March 31, 2017, the SAI is amended by deleting all references to and all information regarding Mr. Shearer and the following additional changes are made to the SAI:

Portfolio Managers

The first paragraph in the section of the SAI entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Manager” is deleted in its entirety and replaced with the following:

Alastair Bishop, Thomas Holl and Skye Macpherson are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Addition of BlackRock International Limited as a Sub-Adviser of the Fund

The section of the SAI entitled “Management and Advisory Arrangements” is supplemented as follows:

Effective March 31, 2017, the Manager has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with BlackRock International Limited (“BIL”) pursuant to which BIL receives for the services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreement.

Shareholders should retain this Supplement for future reference.

SAI-10301-0217SUP